Antares Pharma, Inc.

Amex: AIS www.antarespharma.com

UBS Global Life Sciences Conference September 28, 2004

Safe Harbor Statement

This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of Antares Pharma, constitute forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third-party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2003. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update any forward-looking information contained in this presentation.

Agenda

Overview

Products, Platforms and Pipelines Alliances, Partnerships and Markets Financial Overview Summary

Overview

Antares Pharma Positioning

Antares Pharma, Inc., is uniquely positioned as an emerging specialty pharmaceutical company focused on leveraging its global product pipeline and drug delivery platforms to be commercially focused on creating and improving value-added products and systems of drugs and drugs with devices for the benefit of its customers

Antares Pharma Business Model

“Taking Control of Our Own Destiny”

“Guerilla” market approved products (VISION®, ibuprofen) Advance products to the latest development stage possible:

– Niche products in key therapeutic areas of women’s health, pain, CNS

– Partner more complex products or costly programs after Phase II

– Seek creative financing to retain value

Partner needle-free platform via alliances with big and specialty pharma partners

– Lilly—diabetes and obesity; Ferring and JCR—hGH

Aggressively leverage remaining rights and territories

Out-license pure technology seeking validation and proof of concept Seek synergistic and accretive acquisitions

Recent History & Milestones

Formed January 2001 by business combination of Permatec and Medi-Ject Headquarters in Exton, PA; Operations in Minneapolis and Basel Founder and Chairman, Dr. Jacques Gonella Launched Medi-Jector VISION® in 1999; today the leader in needle-free September 2003: Announced worldwide alliance with Eli Lilly around Antares NF

February 2004: Announced patent approval of fast-melt technology March 2004: Announced Phase I results of oxybutynin gel August 3, 2004: JCR Pharmaceuticals Co. Ltd launches Antares Vision™ NF device with JCR’s hGH in Japan September 22, 2004: Announced positive Phase II results of N.A. licensee on proprietary ATD™ testosterone gel, LibiGel™ for FSD

September 23, 2004: Announced listing on Amex under symbol “AIS”

Products, Platforms and Pipelines

Technology Platforms

Transdermal Drug Delivery-ATD™Gels

Systemic

Transdermal Gel Technology (ATD™)

ATD™ Single Gels

ATD™ Combination Gels

Local Topical Delivery Technology

Fast Melting Tablets

Easy Tec™

Injection Devices

Mini-Needle Disposable Injectors (AJ Platform) Vibex™

Needle-Free Reusable Injectors (MJ Platform) Vision™ and Valeo™

Vaccine Intradermal Injectors

Transdermal Drug Delivery: ATD™ Gels (Advanced Transdermal Delivery)

Patented gel formulation technology Creates sub-dermal reservoir of drug for systemic delivery over 24 hours More than 15 years of scientific experience in gel technology Successfully developed and partnered several hormone-based ATD™ gels Applicable to wide range of potent APIs Significant benefits versus transdermal patches Own Oxybutynin gel moving into Phase II; others in development

Fast-Melt Tablets – Easy Tec™

Patented oral tablet Disintegrates and dissolves rapidly in saliva Ease of manufacture, packaging tech transfer and time to market Important for patients who have difficulty swallowing Therapeutic areas include pain, Alzheimer’s, analgesics, CNS 2002 sector revenues > $1b, growing at 20%+ per annum 4 products in development

Fast-Melting Tablets

Injection Devices: Disposable Mini-Needle Injectors

Vibex™ (AJ platform)

Single use, prefilled and disposable Mini-needle always hidden Standard Hypak prefilled syringe or prefilled containers General disposal Can deliver variable doses Cost effective Provides competitive advantage Negotiating exclusive licensing agreements as well as developing own products

Medi-Jector Vibex™ (AJ1)

Injection Devices: Reusable Needle-Free Technology (Vision™MJ Platform)

VISION® marketed since 1999 for insulin and hGH

Uses spring to pressurize liquid drug and force it through very small orifice

Thin column of fluid penetrates skin and deposited in subcutaneous tissue

Targeted to growing protein and macromolecule fields including insulin, hGH, FSH, EPO, GCSF, interferons, and others

Next generation with Lilly

Delivers an injection stream much smaller than today’s insulin needless

29 Gauge Needle

30 Gauge Needle

Medi-Jector ChoiceTM Insulin Stream

* Injection sizes magnified proportionately

Corporate Partnered Formulation (Transdermal) Products



Formulation Development
Preclinical Testing
Clinical Phase I / II
Clinical Phase III
Regulatory Submission
Commer-cialization
License status
Ibuprofen Gel (pain, inflammation)
Available NA., Asia Pacific, parts EU
Estradiol Patch (hormone therapy)
Licensed in Chile, Brazil
Estradiol Gel (hormone therapy)
NA - BioSante
Estradiol + Progestin Gel (E2/NETA) (hormone therapy)
NA - BioSante
EU - Solvay
Testosterone Gel for Women (female sexual dysfunction)
NA - BioSante
Testosterone Gel for Men (hypogonadism, sexual dysfunction)
NA - BioSante
Topical gel (lidocaine/ tetracaine cosmetic anesthesia – low level)
NPMG – cosmetic
Proprietary product (acne, alopecia)
ProSkelia
NA = North America
EU = Europe

Device Products


Concept
Prototype for Clinical Evaluation
Design Finalization
Manufac-turing Scale-Up
Regulatory Submission
Commer-cialization
Vision® for Insulin (needle-free injector)
Antares Pharma – in market
Vision® for hGH (needle-free injector)
Ferring – Europe, U.S. ; JCR – Japan – launch late 2004
SciGen – Asia Pacific regions
Valeo™ for Insulin MJ8 / Lilly (next generation needle-free injector)
Lilly –(plus Obesity)
Vibex™ Platforms (mini-needle injectors)
AJ1(cartridge)
AJ2 (reusable)
AJ3 (short prefill)
AJ4 (long prefill)
AJID (vaccines)

Specialty Pharma Products

Formulation Preclinical Clinical Phase III (where necessary) Regulatory Commercialization Development Testing Phase I / II necessary) Submission

Oxybutynin ATDTM gel (urinary incontinence)

Gel Product 1 ATDTM

*Estradiol ATDTM gel (hormone therapy)

*Testosterone ATDTM gel (female sexual dysfunction)

Ibuprofen Gel (OTC) (pain / inflammation)

Fast Melt Product 1 Easy TecTM

Fast Melt Product 2 Easy TecTM Fast Melt Product 3 Easy TecTM (OTC) Fast Melt Product 4 Easy TecTM (OTC)

* Antares product rights than North America, Mexico, Australia and New Zealand

Alliances, Partnerships and Markets

Established Corporate Partners

Insulin Injection Opportunity

Progress recognized with milestone payment in December Worldwide 150m with diabetes (growing to 300m by 2025); approximately 10-12m insulin users worldwide 17m patients with diabetes in the US; 4m taking insulin Lilly insulin sales in 2002: $1.8b.Lilly U.S. market share: 75-80% Insulin market competes globally via delivery technology innovation Our research suggests 4/5 prefer “needle-free” when given a choice Market growth opportunities: early conversion from oral hypoglycemics, improved compliance, increased use of insulin with current users, proprietary competitive position

Estimated Needle-Free Injection Sales

(in Millions)

450 400 350

300 250

200 150

100 50 0 $10.3 $425 $195 $230 all other 46%

Insulin 54%

2002 2007 Source: Greystone Associates,

Needle-free Injection, June 2003

Transdermal Testosterone Gel for Women (Female Sexual Dysfunction) Opportunity

Currently no Rx product available to treat FSD

43% prevalence of sexual dysfunction in females versus 31% in males Modest estimate of U.S.market potential of $2.0 billion; other estimates as much as $4.0 billion Several developing low dose testosterone products for FSD following P&G (Intrinsa™) but it is a very big market opportunity Antares Pharma gets royalties on N.A. sales and access to BioSante’s data for use outside of N.A. Positive Phase II results just reported We believe European market as large as US and Japan projected to be significant “…transdermal gel technologies …are considered to be a significant advancement over passive patches due to ease of application, cosmetic appeal and reduced skin irritation.” Frost and Sullivan, 2003.

Results of Phase II Study for Testosterone Gel for Women Announced

September 22, 2004: Results from double-blind, placebo-controlled Phase II study with LibiGel™ were released Conducted in the U.S. with 46 hysterectomized women with low sexual desire and activity No serious adverse events and no discontinuations due to adverse events occurred Effective (low) dose produced normal testosterone levels and had a safety profile similar to the placebo group Women in study reported 238% increase in frequency of satisfying sexual events

“The study results indicate that LibiGel™ is more effective than other testosterone products being developed”

According to a study published in JAMA, 43% of American women (about 40 million) experience some form of impaired sexual function

Oxybutynin Gel for Treatment of Overactive Bladder Syndrome

OBS estimated to affect 16 -18% of adults in U.S. (19m) and Europe with higher percentages reported in Asia Products currently used have side effects such as dry mouth (23-24%), dry eyes, blurred vision and constipation Market estimated to be over $2b by 2005 New products appear to offer few efficacy advantages but do have side effects Our elegant ATD™ gel is expected to be preferred to the patch due to less irritancy, favorable dosing flexibility and comparable reductions in side effects Positive phase I results announced March 3, 2004 “Freedom to operate” in complex patent field

Transdermal Delivery Market

US$ (Billions)

14 12 10 8 6 4 2 0 $8.0 $12.7

2002 2005

Source: Jain PharmaBiotech –November 2002

Financial Overview

Gross Revenues $ Millions

6 5 4 3 2 1 0

2001 2002 2003

Product Sales Development Fees Licensing Milestones Total Revenues

Antares Pharma – Financial Summary as of June 30, 2004

2004 YTD gross revenues $1.4m

Cash & cash equivalents $13.15m

Shares outstanding 38m

Fully diluted shares outstanding 62m

Debt None

Market cap at 09-24-2004 $60.3

52 week share price range (at 09-24-2004) $.60—$2.01

Antares Pharma – Share Volume Moving Average Year to Date

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Antares Pharma – Share Price Moving Average Year to Date

1.600 1.400 1.200 1.000 0.800 0.600 0.400 0.200 0.000

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Jan-04 Jan-04 Jan-04 Feb-04 Feb-04 Mar-04 Mar-04 Apr-04 Apr-04 May-04 May-04 Jun-04 Jun-04 Jul-04 Jul-04 Jul-04 Aug-04 Aug-04 Sep-04 Sep-04

Summary and Investment Rationale

Antares Pharma is an emerging specialty pharma company with:

A global vision and opportunity including a major international presence A broad array of synergistic platforms to exploit Established alliances and partnerships with big and specialty pharma Significant opportunities in big market opportunities such as diabetes, obesity, pain, CNS and women’s health Sufficient resources to significantly advance its strategic plans Products approved and revenues ramping Near term incremental revenue opportunities in own fast-melt and mini-needle products as well as alliance opportunities Later stage revenue opportunities with transdermal gel products A growing pipeline from internal development Modest cash burn

Drugs don’t work if people don’t take them—C. Everett koop

Thank you